Exhibit 13.1
SECTION 906 CERTIFICATION
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, Kenneth H. Kirkpatrick, President and Chief Executive Officer of OSI Geospatial Inc., do hereby certify, based on my knowledge, that:
•	the amended Annual Report on Form 20-F/A for the year ended November 30, 2007 of OSI Geospatial Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•	the information contained in the Form 20-F/A fairly presents, in all material respects, the financial condition and results of operations of OSI Geospatial Inc.
Date: July 10, 2008

/s/ “Kenneth H. Kirkpatrick”

President and Chief Executive Officer

SECTION 906 CERTIFICATION
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, John T. Sentjens, Chief Financial Officer of OSI Geospatial Inc. do hereby certify, based on my knowledge, that:
•	the amended Annual Report on Form 20-F/A for the year ended November 30, 2007 of OSI Geospatial Inc..fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•	the information contained in the Form 20-F/A fairly presents, in all material respects, the financial condition and results of operations of OSI Geospatial Inc.
Date: July 10, 2008

/s/ “John T. Sentjens”

Chief Financial Officer